UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 8, 2025

Edgewise Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40236	82-1725586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1715 38th St.

Boulder, CO 80301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 262-7002

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Appointment of Chief Operating Officer

On January 8, 2025, the Board of Directors (the “Board”) of Edgewise Therapeutics, Inc. (the “Company”) promoted Behrad Derakhshan, Ph.D. to the role of Chief Operating Officer of the Company, effective immediately.

Dr. Derakhshan, age 45, previously served as our Chief Business Officer since September 2020. Prior to joining the Company, he was Chief Business Officer from July 2019 to September 2020 at VectivBio, a clinical-stage, rare disease focused biotechnology company. Prior to joining VectivBio, Dr. Derakhshan was Vice President, Head of Business Development from April 2017 to June 2019 at Therachon, a clinical stage biotechnology company acquired by Pfizer Inc. in 2019. Prior to Therachon, he was a director from January 2016 to April 2017 at Alexion Pharmaceuticals responsible for Business Development and Strategic Evaluation after initially leading the New Products Global Commercial Insights and Analytics team from January 2015 to December 2015. Prior to joining Alexion, Dr. Derakhshan was a management consultant at Navigant Consulting, Inc. and Easton Associates, LLC, international management consulting firms. Dr. Derakhshan conducted his postdoctoral training at the Yale School of Medicine and received his Ph.D. in Biochemistry from a joint program between Weill Cornell Medicine, New York and the University of Surrey, UK. He received a First-Class Honors BSc. with distinction in Biochemistry from the University of Surrey.

In connection with the appointment of Dr. Derakhshan as the Company’s Chief Operating Officer, his annual base salary was increased from $478,400 to $520,000, effective January 1, 2025. His annual target bonus was increased from 40% to 45% of his annual base salary starting in fiscal year 2025.

There are no arrangements or understandings between Dr. Derakhshan and any other persons pursuant to which he was appointed Chief Operating Officer. There are no family relationships between Dr. Derakhshan and any director or executive officer of the Company.

The Company is filing this Current Report on Form 8-K on the date which it is first making a public announcement of the appointment described herein in accordance with the instruction to paragraph (c) of Item 5.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWISE THERAPEUTICS, INC.

By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

Date: January 22, 2025